UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2024

ALLEGRO MERGER CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38581	82-2425125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Third Avenue, 37th Floor New York, NY	10017
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 319-7676

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

On May 22, 2024, Allegro Merger Corp. (the “Company”) engaged Hudgens CPA, PLLC (“Hudgens”) as its independent registered public accounting firm. Hudgens replaced BF Borgers, CPA PC (“BF Borgers”), who was dismissed as the Company’s independent registered public accounting firm on the same date. BF Borgers was dismissed due to the Securities and Exchange Commission’s (the “Commission”) entry of an order on May 3, 2024 (the “SEC Order”), instituting settled administrative and cease-and-desist proceedings against BF Borgers and its sole audit partner Benjamin F. Borgers CPA. The decision to change independent registered public accounting firms was unanimously approved by the Company’s audit committee.

BF Borger’s report on the financial statements for the last fiscal year contained an explanatory paragraph relating to the Company’s ability to continue as a going concern as described in the notes to the Company’s consolidated financial statements for each such fiscal year. BF Borger’s report for the last fiscal year did not otherwise contain an adverse opinion or a disclaimer of opinion and was not otherwise qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s most recent fiscal years and the subsequent interim period preceding the change in principal accountants, the Company did not have any disagreements with BF Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BF Borgers, would have caused it to make reference to the subject matter of the disagreement in connection with its report. No “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K) occurred within the Company’s most recent fiscal year or during the subsequent interim period preceding the change in principal accountants.

During the Company’s most recent fiscal year and the subsequent interim period preceding the change in principal accountants, the Company did not consult Hudgens regarding: either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or any matter that was either the subject of a disagreement (as described above) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Due to the fact that BF Borgers is not currently permitted to appear or practice before the Commission, the Company has not furnished the disclosures in this Current Report with BF Borgers nor requested that BF Borgers provide a letter stating whether it agrees with the disclosures in this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2024	ALLEGRO MERGER CORP.

	By:	/s/ Eric S. Rosenfeld
Eric S. Rosenfeld
Chief Executive Officer

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